UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2024

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	Florida		33021
(Address of Principal Executive Offices)			(Zip Code)

(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported below in Item 5.07, on June 18, 2024, the stockholders of the Company approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to allow for exculpation of officers, as permitted by Delaware Law (the "Amendment"). The Amendment, which was included as Item 4 in the Company's Proxy Statement for its 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission, became effective on June 20, 2024 upon filing of a Certificate of Amendment to the Certificate of Incorporation ("Certificate of Amendment") with the Secretary of State of the State of Delaware.

A copy of the Company's Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2024, NV5 Global, Inc. (the “Company”) held its 2024 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s seven nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote
(1) Mr. Dickerson Wright	12,526,260	694,133	1,206,426
(2) Mr. Richard Tong	12,228,087	992,306	1,206,426
(3) Ms. MaryJo E. O'Brien	12,948,014	272,379	1,206,426
(4) Mr. William D. Pruitt	12,126,748	1,093,645	1,206,426
(5) Mr. Francois Tardan	13,130,556	89,837	1,206,426
(6) Ms. Denise Dickins	12,670,371	550,022	1,206,426
(7) Mr. Brian C. Freckmann	12,613,847	606,546	1,206,426

2. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
14,313,591	95,948	17,280	—

3. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution "RESOLVED," that the stockholders approve the compensation of the Company's named executive officers, as disclosed in the compensation tables and the related disclosure contained in the 2024 Proxy Statement set forth under the caption "Executive Compensation." The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
11,938,020	1,262,673	19,700	1,206,426

4. Approval of an Amendment to the Amended and Restated Certificate of Incorporation

Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
12,243,582	953,088	23,723	1,206,426

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024

NV5 GLOBAL, INC.

By:	/s/ Richard Tong
Name: Title:	Richard Tong Executive Vice President and General Counsel